EXHIBIT 32.1

CEO CERTIFICATION OF PERIODIC REPORT

I, Bruce C. Edwards, President and Chief Executive Officer of Powerwave Technologies, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1.	the Annual Report on Form 10-K of the Company for the annual period ended December 28, 2003 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 780(d)); and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	February 12, 2004	By:	/s/ BRUCE C. EDWARDS
Bruce C. Edwards

President and Chief Executive Officer

Powerwave Technologies, Inc.